SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549


                                FORM 8-K/A

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 3, 1993
                                                 ----------------


                    GREAT WESTERN FINANCIAL CORPORATION
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


Delaware                 1-4075                    95-1913457
- --------                 ------                    ----------
(State or other          (Commission File          (IRS Employer
jurisdiction of           Number)                  Identification No.)
incorporation)


           9200 Oakdale Avenue, Chatsworth, California      91311
           ------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (818) 775-3411
                                                   --------------


                               Not Applicable
      ------------------------------------------------------------
      (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(a) Historical financial statements are not included in this presentation because the Registrant, through Great Western Bank, a Federal Savings
Bank (the Bank), acquired certain assets and the customer deposits of HomeFed. The historical financial data would not be meaningful to this acquisition.

(b) The accompanying pro forma statement of financial condition as of September 30, 1993 and related proforma statement of operations for the nine months ended September 30, 1993 present the combination of the Registrant and HomeFed and appropriate adjustments.

The following is a schedule showing the ratios of capital for the Bank compared with the fully phased-in benchmark as provided under the Financial Institution Reform, Recovery and Enforcement Act of 1989 under regulations issued by the Office of Thrift Supervision.


                                                    Pro Forma Bank
                                         Bank       including HomeFed
                                    -------------   -----------------    Regulatory
September 30, 1993                  Amount     %    Amount         %    Requirement
(Dollars in millions)               ------    ---   ------        ---   -----------

                                                                                 <c)
Leverage/tangible capital ratio     $2,015   5.67%  $1,856       5.01%         3.00%
Risk-based capital ratio             2,658  12.05%   2,514      10.80%         8.00%



The Bank meets the fully phased-in capital requirements.

The following is an analysis of customer accounts acquired from HomeFed at December 3, 1993:

(Dollars in thousands)                                      Balance
                                                            -------
Transaction accounts
  Regular savings                                        $  258,193
  Money market                                              287,665
  Interest checking                                         273,675
  Non interest checking                                     100,471
                                                         ----------
                                                            920,004
                                                         ----------

Term accounts
  Less than six months                                       26,600
  Six months to 1 year                                    2,476,445
  1 to 2 years                                              249,265
  2 years and over                                          388,170
                                                         ----------
                                                          3,140,480
                                                         ----------
                                                         $4,060,484
                                                         ==========
</table)

GREAT WESTERN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
Nine months ended September 30, 1993




(Dollars in thousands, except per share)              GWFC    HomeFed   Adjustments     Pro Forma
                                                      ----    -------   -----------     ---------
INTEREST INCOME
  Real estate loans                             $1,543,147   $      -      $      -    $1,543,147
  Mortgage-backed securities                       141,881          -        19,088       160,969
  Consumer loans                                   295,247      1,294             -       296,541
  Securities                                        21,656    120,643       (89,113)       53,186
  Other                                             25,981          -             -        25,981
                                                ----------   --------      --------    ----------
                                                 2,027,912    121 937       (70,025)    2,079,824
INTEREST EXPENSE
  Customer accounts                                713,783    113,099        (1,320)      825,562
  Borrowings
    Short-term                                      45,284          -       (37,452)        7,832
    Long-term                                      225,602          -       (31,253)      194,349
                                                ----------   --------      --------    ----------
                                                   984,669    113,099       (70,025)    1,027,743
                                                ----------   --------      --------    ----------
NET INTEREST INCOME                              1,043,243      8,838             -     1,052,081
Provision for loan losses                          351,600          -             -       351,600
                                                ----------   --------      --------    ----------
Net interest income after provision
  for loan losses                                  691,643      8,838             -       700,481
Other operating income
  Real estate services
    Loan fees                                       28,857          -             -        28,857
    Mortgage banking
      Gain on mortgage sales                        17,320          -             -        17,320
      Servicing                                     38,592          -             -        38,592
    Real estate operations                         (19,625)         -             -       (19,625)
    Provision for real estate losses               (54,000)         -             -       (54,000)
                                                ----------   --------      --------    ----------
                                                    11,144          -             -        11,144
  Retail banking
    Banking fees                                    82,210     13,500             -        95,710
    Securities operations                           28,306          -             -        28,306
                                                ----------   --------      --------    ----------
                                                   110,516     13,500             -       124,016
  Net gain on securities and
    investments                                     23,631          -             -        23,631
  Net insurance operations                          21,352          -             -        21,352
  Other                                              4,677          -             -         4,677
                                                ----------   --------      --------    ----------
Total other operating income                       171,320     13,500             -       184,820
Operating and administrative expenses
  Salaries and related personnel                   359,189      9,713             -       368,902
  Premises and occupancy                           135,387      3,532             -       138,919
  FDIC insurance premium                            39,105      7,000             -        46,105
  Amortization of intangibles                       28,669          -        11,340        40,009
  Other                                            179,344      4,415             -       183,759
                                                 ---------   --------      --------    ----------
                                                   741,694     24,660        11,340       777,694
                                                ----------   --------     ---------    ----------
EARNINGS (LOSS) BEFORE TAXES                       121,269     (2,322)      (11,340)      107,607
Taxes (benefit) on income                           41,000       (975)       (4,763)       35,262
                                                ----------   --------      --------    ----------
NET EARNINGS (LOSS)                             $   80,269   $ (1,347)     $ (6,577)   $   72,345
                                                ==========   ========      ========    ==========
Earnings per share based on average
  common shares outstanding
  Primary                                             $.47                                   $.41
  Fully diluted                                        .47                                    .41


[FN]
Unaudited
See Note to Consolidated Condensed Financial Statements.

GREAT WESTERN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL CONDITION
September 30, 1993



(Dollars in thousands)                                  GWFC      HomeFed   Adjustments      Pro Forma
                                                        ----      -------   -----------      ---------
ASSETS
Cash and securities
  Cash                                           $   701,869   $3,374,344   $(3,917,000)   $   159,213
  Certificates of deposit and
    federal funds                                        125                                       125
  Securities available for sale                      615,502      544,008       908,000      2,067,510
                                                  ----------   ----------   -----------    -----------
                                                   1,317,496    3,918,352    (3,009,000)     2,226,848
Mortgage-backed securities available
  for sale                                         2,694,022                    509,000      3,203,022

Loans receivable, less reserve for
  estimated losses                                30,192,332       13,254                   30,205,586
Loans receivable available for sale                  492,594                                   492,594
                                                 -----------   ----------   -----------    -----------
                                                  30,684,926       13,254                   30,698,180
Real estate available for sale or
  development, net                                   544,499                                   544,499
Assets available for accelerated
  disposition, net                                   340,000                                   340,000
Interest receivable                                  216,828           62                      216,890
Investment in Federal Home Loan Banks                307,337                                   307,337
Premises and equipment, at cost,
  less accumulated depreciation                      630,965                                   630,965
Other assets                                         621,746       19,693                      641,439
Intangibles arising from acquisitions                292,617      151,200                      443,817
                                                 -----------   ----------   -----------    -----------
                                                 $37,650,436   $4,102,561   $(2,500,000)   $39,252,997
                                                 ===========   ==========   ===========    ===========
LIABILITIES
Customer accounts                                $28,063,260   $4,060,484   $   (50,000)   $32,073,744
Short-term borrowings                              2,117,960                 (1,550,000)       567,960
Other borrowings                                   4,184,625                   (900,000)     3,284,625
Other liabilities and accrued expenses               658,201       42,077                      700,278
Taxes on income, principally deferred                184,539                                   184,539
Stockholders' equity                               2,441,851                                 2,441,851
                                                 -----------   ----------   -----------    -----------
                                                 $37,650,436   $4,102,561   $(2,500,000)   $39,252,997
                                                 ===========   ==========    ===========   ===========

[FN]
Unaudited
See Note to Consolidated Condensed Financial Statements.

Note
- ----

(1) The Registrant assumed retail deposit liabilities of $4.1 billion and acquired $3.9 billion of cash and short-term securities, which was used to repay borrowings not subject to prepayment penalties. Excess cash was invested in mortgage-backed securities and other short-term securities, all of which qualified for liquidity purposes.

Within 90 days of acquisition, the Registrant intends to reprice customer term accounts down to rates similar to what the Registrant offers on its term accounts. It is anticipated that cash will be reduced from deposit outflows as a result of this repricing program.

As reflected in the accompanying Pro Forma Consolidated Condensed
Statement of Operations, the acquisition may be initially dilutive to earnings. As the acquired branch network is consolidated and integrated into the Registrant, economies of scale should be realized.

The Registrant paid a premium to the RTC in the amount of $151.2 million for the deposits acquired. The premium will be amortized over ten years, the average estimated life of the deposits assumed.